UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐             Preliminary Proxy Statement

☐             Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒           Definitive Proxy Statement

☐             Definitive Additional Materials

☐             Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CREDIT SUISSE INSTITUTIONAL FUND, INC. - ASIA BOND PORTFOLIO

ELEVEN MADISON AVENUE

NEW YORK, NEW YORK 10010

YOUR VOTE IS IMPORTANT

Dear Shareholder:

We are writing to you to solicit your votes with regard to your approval to change the Credit Suisse Institutional Fund, Inc. - Asia Bond Portfolio’s (the “Portfolio”) fundamental investment restriction so that it will be managed as a non-diversified fund rather than a diversified fund.

The Board of Directors (the “Board”) of Credit Suisse Institutional Fund, Inc. - Asia Bond Portfolio has recently reviewed and unanimously endorsed the proposal. We are pleased to invite you to attend a Special Meeting of Shareholders (the “Meeting”) to consider the approval of the proposal.

The Board and Credit Suisse Asset Management, LLC (“Credit Suisse”), the investment adviser of the Portfolio, believe that changing the Portfolio’s fundamental investment restriction from being managed as a diversified fund to a non-diversified fund will provide the portfolio managers of the Portfolio greater flexibility in managing the Portfolio and have other benefits.

The costs associated with this proxy are being paid for by Credit Suisse and not by either the Portfolio or its shareholders.

THE BOARD BELIEVES THAT THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Portfolio at the close of business on June 5, 2007. As a convenience to shareholders, you can now vote in any of the following methods:

•                  By mail, with the enclosed proxy card; or

•                  In person at the meeting.

Whichever voting method you use, please read the full text of the Proxy Statement before you vote.

If you have any questions regarding the proposal, please feel free to call at (800) 222-8977.

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Respectfully,
/s/ J. Kevin Gao
J. Kevin Gao
Secretary

June 15, 2007

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts	Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts	Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts	The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

Corporate Accounts

(1). ABC Corp	ABC Corp.

(2). ABC Corp.	John Doe, Treasurer

(3). ABC Corp. c/o John Doe, Treasurer	John Doe

(4). ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1). ABC Trust	John B. Doe, Trustee

(2). Jane B. Doe, Trustee u/t/d 12/28/79	Jane B. Doe

Custodial or Estate Accounts

(1). John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith, Jr.

(2). John B. Smith	John B. Smith, Jr., Executor

CREDIT SUISSE INSTITUTIONAL FUND, INC. - ASIA BOND PORTFOLIO

ELEVEN MADISON AVENUE, NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2007

Dear Shareholders:

Please take notice that a Special Meeting of Shareholders of Credit Suisse Institutional Fund, Inc. - Asia Bond Portfolio (the “Portfolio”) will be held on June 29, 2007, at 3:00 p.m., Eastern Time, at the offices of Credit Suisse Asset Management, LLC (the “Adviser”), Eleven Madison Avenue, 24th Floor, New York, New York 10010, for the following purpose:

PROPOSAL:

To change the Portfolio’s fundamental investment restriction so that it would be managed as a non-diversified fund rather than a diversified fund.

The Board unanimously recommends that shareholders vote in favor of the proposal.

Holders of record shares of the Portfolio at the close of business on June 5, 2007 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof. As a convenience to shareholders, you can now vote in any of the following methods:

•                  By mail, with the enclosed proxy card; or

•                  In person at the meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

If you have any questions regarding the proposal, please feel free to call at (800) 222-8977.

By Order of the Board of Directors,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

     June 15, 2007

CREDIT SUISSE INSTITUTIONAL FUND, INC. - ASIA BOND PORTFOLIO

ELEVEN MADISON AVENUE

NEW YORK, NEW YORK 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Credit Suisse Institutional Fund, Inc. (the “Company”) for use at the Special Meeting of Shareholders of the Company’s Asia Bond Portfolio (the “Portfolio”), to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010, on June 29, 2007, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the “Special Meeting”).

This Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 15, 2007 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

The Portfolio provides periodic reports to all of their shareholders which highlight relevant information, including investment results and a review of portfolio changes. WHEN ISSUED, YOU MAY RECEIVE A COPY OF THE PORTFOLIO’S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-222-8977 OR BY WRITING TO CREDIT SUISSE INSTITUTIONAL FUND, INC., P.O. BOX 55030, BOSTON, MA 02205-5030.

The presence at a Special Meeting, in person or by proxy, of stockholders of any series of capital stock of the Company that will vote as a series, stockholders of a majority of the aggregate number of shares of capital stock of that series outstanding and entitled to vote will constitute a quorum.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at a Special Meeting with respect to the Portfolio, the persons named as proxies may propose one or more adjournments of the Special Meeting for the Portfolio in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.  For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of votes AGAINST the Proposal for purposes of tabulating votes necessary for the Proposal’s approval.

Approval of the Proposal for the Portfolio will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio (“Majority Vote”). “Majority Vote” for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio.

Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of June 5, 2007 (the “Record Date”), the Portfolio had 32,344,081.5430 outstanding shares.

The following table lists the person(s) who owned more than 5% of the Portfolio’s outstanding shares as of the Record Date, to the knowledge of the Portfolio.

Name and Address	Number of shares owned on Record Date	Percentage of Shares Outstanding
Genworth Financial Trust Co. FBO Omnibus/GE Private Asset Management 3200 N. Central Avenue, Fl 7 Phoenix, AZ 85012-2425	32,344,081.5430	100%

As of June 5, 2007, the Directors and executive officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

Proposal

To change the Portfolio’s fundamental investment restriction so that the Portfolio can be managed as a non-diversified fund, as defined in Section 5(b)(2) of the Investment Company Act of 1940 (the “1940 Act”), rather than a diversified fund, as defined in Section 5(b)(1) of the 1940 Act.

The Board, including all the Directors who are not “interested persons”, as defined in the 1940 Act (the “Independent Directors”), has approved, and recommends that shareholders of the Portfolio approve, this proposal.

Background

Section 5(b)(1) of the 1940 Act, states that a diversified fund must have 75% of its total assets represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer.  In other words, theoretically the fund could invest 25% of assets in one issuer and could have 15 five-percent position’s, putting aside cash and government securities.  Alternatively, a “non-diversified fund,” pursuant to Section 5(b)(2) of the 1940 Act, is defined as a fund other than a diversified fund, and therefore places no issuer diversification limits on the fund.  If the Proposal is approved, shareholders should note, however, that the Portfolio will still be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, will still satisfy the diversification requirements set out in section 851(b)(3) of the Code.  Under the tax diversification test, a fund could theoretically have 25% in each of two issuers, with less-than-5% positions comprising the remaining 50% of assets.

A fund that is managed as a non-diversified portfolio is generally viewed as more risky than one that is managed as a diversified portfolio.  A fund that is managed as non-diversified has the ability to concentrate its holdings in a smaller number of issuers, which exposes the fund to more risk than a fund that invests in a larger number of positions.  Under modern portfolio theory, a diversified fund, by investing in many issuers, diversifies away the specific risk of each individual issuer that is held in the portfolio, leaving the portfolio less risky.  Therefore, the Portfolio, if it were to be managed as a non-diversified fund, may be riskier, and its return will correlate, to a greater degree, to fewer issuers, than when it was managed as a diversified fund.  The performance of the Portfolio could also be more volatile than a fund that invests in a large number of issuers.

Rationale

In seeking your approval to change from diversified to non-diversified status, the portfolio managers would like to have more flexibility in managing the Portfolio.  Under the current constraints of managing a diversified fund, the portfolio managers may be unable to add to an existing position in securities of an issuer.  Without the requested flexibility, the portfolio managers may not be able to optimally manage the portfolio because they may be unable to take sizeable positions in high quality issuers with attractive yields and return potential.  In addition, many emerging market debt funds are structured as non-diversified funds providing the same flexibility that the portfolio managers of the Portfolio are seeking.

The Portfolio’s investment strategy is to invest a significant portion of its assets in emerging markets debt while maintaining a BB- average credit rating for the portfolio.  In Asian emerging markets, there may be a limited number of suitable investment opportunities in which the portfolio managers may participate.  If the Portfolio continues to be managed under the diversification constraints, the portfolio managers may not be able to exploit market opportunities in these emerging markets because many of these markets do not have the breadth of issuers that are in more developed markets (e.g., United States and Europe).  Therefore, by removing the constraints currently placed on the Portfolio, shareholders will be providing the portfolio managers greater flexibility and increasing the ability of the portfolio managers to meet the Portfolio’s investment objective.

The portfolio managers do not believe that changing to a non-diversified fund will significantly change the Portfolio’s risk profile.  While the number of issuers that the Portfolio invests in is important in assessing the Portfolio’s risk level, issuer credit quality is also important.  Shareholders should note that the change to non-diversified status will result in the Portfolio concentrating its credit risk in fewer issuers; it will, however, continue to maintain an average credit rating of BB-.  In addition, it is the portfolio managers’ current intention, upon approval by shareholders of this Proposal, to utilize the flexibility afforded by being a non-diversified fund by holding a few concentrated positions in very high quality sovereign Asian government bonds (e.g., government bonds from issuers in Hong Kong, Japan, Singapore and South Korea).  Of course, markets — particularly emerging markets in Asia — are evolving rapidly and depending on future market developments, the Portfolio could take large positions in lower-rated governmental and corporate issues.  To mitigate risk, the Portfolio will continue to be monitored by Credit Suisse.

Under the 1940 Act, a fund cannot change from being managed as a diversified fund to a non-diversified fund without shareholder approval.  Therefore, shareholders are being asked to approve changing the Portfolio’s investment restriction from being managed as a diversified fund to a non-diversified fund to provide the portfolio managers greater flexibility in managing the Portfolio.  If the Proposal is approved, the Portfolio’s current fundamental restriction requiring it to be operated as a diversified fund would be removed.

THE BOARD OF THE COMPANY, INCLUDING THE INDEPENDENT

DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

GENERAL

The costs of the Special Meeting (including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by Credit Suisse (and not by either the Portfolio or its shareholders). The principal solicitation of proxies will be by the mailing of this Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of the Portfolio and regular employees of Credit Suisse or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

In all cases where a telephonic proxy is solicited, Credit Suisse’s representative (the “representative”) is required to ask for each shareholder’s full name, address, last four digits of the shareholder’s social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received this Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the proxy statement. The representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the representative immediately if his or her votes are not correctly reflected in the confirmation.

If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Company toll-free at (800) 222-8977. Any proxy given by a shareholder, whether in writing or by telephone is revocable.

DELIVERY OF PROXY

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Portfolio shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Company at (800) 222-8977. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Portfolio in writing at:

Credit Suisse Institutional Fund

P.O. Box 55030

Boston, MA 02205-5030

1-800-222-8977

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010. Any written proposal must be delivered to or mailed and received at the principal executive offices of the Company not later than sixty (60) days prior to the date of the meeting. However, if less than seventy (70) days’ notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was given. The timely submission of a proposal does not guarantee its inclusion.

DISTRIBUTOR AND ADMINISTRATOR

Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) serves the distributor and co-administrator of the Portfolio.  State Street Bank and Trust Company (“State Street”) serves as the other co-administrator of the Portfolio.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.  State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

OTHER BUSINESS

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolio.

By Order of the Board of Directors,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary

New York, New York

June 15, 2007

PROXY CARD

CREDIT SUISSE INSTITUTIONAL FUND, INC.

ASIA BOND PORTFOLIO

PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro, J. Kevin Gao and Karen Regan, each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Asia Bond Portfolio (the “Portfolio”), a series of the Credit Suisse Institutional Fund, Inc. (the “Company”) as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Portfolio to be held on June 29, 2007, at 3:00 p.m., Eastern Time, at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010, and any adjournments thereof (the “Meeting”), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated            , 2007. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Meeting.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Portfolio. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

[REVERSE SIDE]

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

CREDIT SUISSE INSTITUTIONAL FUND, INC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

VOTE THIS CARD TODAY!

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

Proposal	For	Against	Abstain

Approval of a proposal to change the Portfolio’s fundamental investment restriction.	☐	☐	☐

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE PROPOSAL.

Please be sure to sign and date this Proxy.

Date:

Shareholder sign here:

Co-owner sign here:

RECORD DATE SHARES:

DETACH CARD